77C Matters submitted to a vote of security holders

Newport Tiger Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Newport Tiger Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 19,652,036.015 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:

(b) Election of Trustees:
                                      For                       Withheld
Douglas A. Hacker                 19,285,616.069               299,163.989
Janet Langford Kelly              19,287,606.999               297,173.059
Richard W. Lowry                  19,308,171.029               276,609.029
Salvatore Macera                  19,286,641.129               298,138.929
William E. Mayer                  19,307,205.159               277,574.899
Charles R. Nelson                 19,307,205.159               277,574.899
John J. Neuhauser                 19,307,205.159               277,574.899
Joseph R. Palombo                 19,307,205.159               277,574.899
Thomas C. Theobald                19,307,205.159               277,574.899
Anne-Lee Verville                 19,286,641.129               298,138.929


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

    For:              17,983,878.418    shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:          458,438.420     shares of beneficial interest
      Abstain:        1,142,463.220     shares of beneficial interest

(c)2 To approve a new sub-advisory agreement with Newport Fund Management, Inc.

        For:          17,939,729.295    shares of beneficial interest being a
                                        majority of the shares represented
                                        at the Meeting
      Against:          439,935.037     shares of beneficial interest
      Abstain:        1,205,115.726     shares of beneficial interest

 (d) not applicable

Crabbe Huson Real Estate Investment Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Crabbe Huson Real Estate Investment Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 478,382.376 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:

(b) Election of Trustees:
                                         For                       Withheld
Douglas A. Hacker                   472,833.627                  5,548.749
Janet Langford Kelly                472,833.627                  5,548.749
Richard W. Lowry                    472,833.627                  5,548.749
Salvatore Macera                    472,833.627                  5,548.749
William E. Mayer                    472,833.627                  5,548.749
Charles R. Nelson                   472,833.627                  5,548.749
John J. Neuhauser                   472,833.627                  5,548.749
Joseph R. Palombo                   472,833.627                  5,548.749
Thomas C. Theobald                  472,833.627                  5,548.749
Anne-Lee Verville                   472,833.627                  5,548.749


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:            390,123.493        shares of beneficial interest being a
                                   majority of the shares represented
                                   at the Meeting
Against:      3,888.919            shares of beneficial interest
Abstain:     84,369.964            shares of beneficial interest

(c)2 To approve a new sub-advisory agreement with Crabbe Huson Group, Inc.

        For:       390,123.493    shares of beneficial interest being a
                                  majority of the shares represented
                                  at the Meeting
      Against:      3,888.919     shares of beneficial interest
      Abstain:    84,369.964      shares of beneficial interest

 (d) not applicable

Rydex Health Care Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Rydex Health Care Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 454,014.785 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                         For                       Withheld
Douglas A. Hacker                   440,486.641                   13,528.144
Janet Langford Kelly                438,636.623                   15,378.162
Richard W. Lowry                    451,706.133                    2,308.652
Salvatore Macera                    440,983.501                   13,031.284
William E. Mayer                    451,706.133                    2,308.652
Charles R. Nelson                   451,706.133                    2,308.652
John J. Neuhauser                   451,706.133                    2,308.652
Joseph R. Palombo                   440,983.501                   13,031.284
Thomas E. Stitzel                   451,706.133                    2,308.652
Thomas C. Theobald                  451,706.133                    2,308.652
Anne-Lee Verville                   449,358.811                    4,655.974


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                   432,491.214               shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against                    505.534               shares of beneficial interest
Abstain:                21,018.037               shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                    432,491.214            shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against                     505.534            shares of beneficial interest
Abstain:                 21,018.037            shares of beneficial interest

(c)3. To approve a new Portfolio Management Agreement Rydex Global Advisors.

For:                     434,966.801           shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against                      505.534           shares of beneficial interest
Abstain:                  18,542.450           shares of beneficial interest


(d) not applicable

Rydex Financial Services Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Rydex Financial Services Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 302,264.964 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                           For                       Withheld
Douglas A. Hacker                       299,720.249                  2,544.715
Janet Langford Kelly                    300,415.065                  1,849.899
Richard W. Lowry                        300,415.065                  1,849.899
Salvatore Macera                        300,415.065                  1,849.899
William E. Mayer                        300,415.065                  1,849.899
Charles R. Nelson                       300,415.065                  1,849.899
John J. Neuhauser                       300,415.065                  1,849.899
Joseph R. Palombo                       300,415.065                  1,849.899
Thomas E. Stitzel                       300,415.065                  1,849.899
Thomas C. Theobald                      300,415.065                  1,849.899
Anne-Lee Verville                       300,415.065                  1,849.899


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                         295,844.319       shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against                                0       shares of beneficial interest
Abstain:                       6,420.645       shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                        294,850.935       shares of beneficial interest
                                              being a majority of the shares
                                              represented at the Meeting
Against                         993.384       shares of beneficial interest
Abstain:                      6,420.645       shares of beneficial interest

(c)3 To approve a new Portfolio Management with Rydex Global Advisors.

For:                        295,844.319       shares of beneficial interest
                                              being a majority of the shares
                                              represented at the Meeting
Against                               0       shares of beneficial interest
Abstain:                      6,420.645       shares of beneficial interest



(d) not applicable

Liberty All-Star Equity Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Liberty All-Star Equity Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 5,581,418.922 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                       For                         Withheld
Douglas A. Hacker                    5,460,061.310                121,014.532
Janet Langford Kelly                 5,460,061.310                121,014.532
Richard W. Lowry                     5,460,061.310                121,014.532
Salvatore Macera                     5,459,748.983                121,326.859
William E. Mayer                     5,458,513.458                122,562.384
Charles R. Nelson                    5,460,061.310                121,014.532
John J. Neuhauser                    5,460,061.310                121,014.532
Joseph R. Palombo                    5,460,061.310                121,014.532
Thomas E. Stitzel                    5,485,513.458                122,562.384
Thomas C. Theobald                   5,460,061.310                121,014.532
Anne-Lee Verville                    5,457,477.851                123,597.991


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                        5,034,153.947        shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                       68,403.212        shares of beneficial interest
Abstain:                      478,518.683        shares of beneficial interest

(c)2 To approve a new sub advisory agreement.

For:                        4,981,004.408        shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                       82,205.272        shares of beneficial interest
Abstain:                      517,866.162        shares of beneficial interest

(c)3 To approve a new Portfolio Management Agreement with Mastrapasqua & Associates, Inc.

For:                         4,946,521.619       shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                        87,235.007       shares of beneficial interest
Abstain:                       547,319.216       shares of beneficial interest

(c)4. To approve a new Portfolio Management Agreement with Oppenheimer Capital.

For:                         5,002.875.018        shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                        114,915.111       shares of beneficial interest
Abstain:                        463,285.713       shares of beneficial interest

(c)5. To approve a new Portfolio Management Agreement with Boston Partners Asset Management, L.P.

For:                          4,997,392.238       shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                         106,743.121      shares of beneficial interest
Abstain:                         476,940.483      shares of beneficial interest

(c)6. To approve a new Portfolio Management Agreement with Westwood Management Corporation.

For:                           5,007,665.402      shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                          86,441.921      shares of beneficial interest
Abstain:                         486,968.519      shares of beneficial interest

(c)7. To approve a new Portfolio Management Agreement with TCW Investment Management Company.

For:                           5,007,767.957     shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                          81,663.660     shares of beneficial interest
Abstain:                         491,644.225     shares of beneficial interest


(d) not applicable

Liberty Value Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Value Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 11,872,080.279 outstanding shares of beneficial interest. The votes cast at the Meeting weres as follows:


(b) Election of Trustees:
                                         For                       Withheld
Douglas A. Hacker                    11,536,448.338               335,631.935
Janet Langford Kelly                 11,546,252.310               325,827.963
Richard W. Lowry                     11,552,273.550               319,806.723
Salvatore Macera                     11,531,638.278               340,441.995
William E. Mayer                     11,538,557.488               333,522.785
Charles R. Nelson                    11,549,464.135               322,616.138
John J. Neuhauser                    11,547,541.511               324,538.762
Joseph R. Palombo                    11,536,448.338               335,631.935
Thomas E. Stitzel                    11,550,447.803               321,632.470
Thomas C. Theobald                   11,552,273.550               319,806.723
Anne-Lee Verville                    11,550,660.186               321,420.087


(c)1. To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                    11,024,699.680         shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against:                   244,798.092         shares of beneficial interest
Abstain:                   602,582.501         shares of beneficial interest

(c)2. To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                    10,985,603.720          shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                   261,681.836          shares of beneficial interest
Abstain:                   624,794.717          shares of beneficial interest

(d) not applicable

Liberty S&P 500 Index Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Liberty S&P 500 Index Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 2,177,006.247 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                         For                       Withheld
Douglas A. Hacker                   2,149,138.363                 27,867.884
Janet Langford Kelly                2,145,535.231                 31,471.016
Richard W. Lowry                    2,149,138.363                 27,867.884
Salvatore Macera                    2,149,138.363                 27,867.884
William E. Mayer                    2,149,138.363                 27,867.884
Charles R. Nelson                   2,149,138.363                 27,867.884
John J. Neuhauser                   2,149,138.363                 27,867.884
Joseph R. Palombo                   2,149,138.363                 27,867.884
Thomas E. Stitzel                   2,149,138.363                 27,867.884
Thomas C. Theobald                  2,149,138.363                 27,867.884
Anne-Lee Verville                   2,145,535.231                 31,471.016


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                           2,028,994.626      shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                          29,814.507      shares of beneficial interest
Abstain:                         118,197.114      shares of beneficial interest

(c)2. To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                          2,055,104.796      shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                         25,880.779      shares of beneficial interest
Abstain:                         96,020.672      shares of beneficial interest

(c)3. To approve a new Portfolio Management Agreement with Rydex Global
Advisors.

For:                          2,062,162.337     shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                         24,713.859     shares of beneficial interest
Abstain:                         90,130.051     shares of beneficial interest


(d) not applicable

Liberty Newport Japan Opportunities Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Newport Japan Opportunities Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 217,714.172 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                            For                       Withheld
Douglas A. Hacker                       216,785.621                      0
Janet Langford Kelly                    216,785.621                      0
Richard W. Lowry                        216,785.621                      0
Salvatore Macera                        216,785.621                      0
William E. Mayer                        216,785.621                      0
Charles R. Nelson                       216,785.621                      0
John J. Neuhauser                       216,785.621                      0
Joseph R. Palombo                       216,785.621                      0
Thomas E. Stitzel                       216,785.621                      0
Thomas C. Theobald                      216,785.621                      0
Anne-Lee Verville                       216,785.621                      0

(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                              216,785.621     shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                                    0     shares of beneficial interest
Abstain:                                    0     shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Newport Fund Management, Inc.

For:                              216,785.621     shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                                    0     shares of beneficial interest
Abstain:                                    0     shares of beneficial interest

(d) not applicable

Colonial U.S. Growth & Income Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Colonial U.S. Growth & Income Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 11,399,543.835 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                        For                       Withheld
Douglas A. Hacker                  11,107,201.126               292,342.709
Janet Langford Kelly               11,087,725.512               311,818.323
Richard W. Lowry                   11,108,718.283               290,825.552
Salvatore Macera                   11,093,385.294               306,158.541
William E. Mayer                   11,105,524.997               294,018.838
Charles R. Nelson                  11,102,227.597               297,316.238
John J. Neuhauser                  11,099,916.149               299,627.686
Joseph R. Palombo                  11,108,174.577               291,369.258
Thomas E. Stitzel                  11,104,962.765               294,581.070
Thomas C. Theobald                 11,107,744.832               291,799.003
Anne-Lee Verville                  11,103,451.048               296,092.787


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                              10,501,441.135  shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                             161,827.144  shares of beneficial interest
Abstain:                             736,275.556  shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                          10,446,283.644      shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                         195,320.668      shares of beneficial interest
Abstain:                         757,939.523      shares of beneficial interest

(d) not applicable

Colonial Strategic Income Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Colonial Strategic Income, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 15,169,249.441 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                      For                       Withheld
Douglas A. Hacker                  14,683,073.806               486,175.635
Janet Langford Kelly               14,697,348.157               471,901.284
Richard W. Lowry                   14,667,452.920               501,796.521
Salvatore Macera                   14,668,795.057               500,454.384
William E. Mayer                   14,696,813.087               472,436.354
Charles R. Nelson                  14,690,664.888               478,584.553
John J. Neuhauser                  14,702,727.921               466,521.520
Joseph R. Palombo                  14,690,664.888               478,584.553
Thomas E. Stitzel                  14,675,770.780               493,478.661
Thomas C. Theobald                 14,960,664.888               478,484.553
Anne-Lee Verville                  14,661,086.623               508,162.818


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                             13,453,930.506  shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against;                            356,444.729  shares of beneficial interest
Abstain:                          1,358,874.206  shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                            13,404,266.703  shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                           367,066.704  shares of beneficial interest
Abstain:                         1,397,916.034  shares of beneficial interest

(d) not applicable

Colonial High Yield Securities Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Colonial High Yield Securities Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 3,329,264.909 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                         For                       Withheld
Douglas A. Hacker                     3,226,906.093                102,358.816
Janet Langford Kelly                  3,223,711.422                105,553.487
Richard W. Lowry                      3,226,906.093                102,358.816
Salvatore Macera                      3,226,906.093                102,358.816
William E. Mayer                      3,226,906.093                102,358.816
Charles R. Nelson                     3,226,906.093                102,358.816
John J. Neuhauser                     3,226,906.093                102,358.816
Joseph R. Palombo                     3,226,906.093                102,358.816
Thomas E. Stitzel                     3,226,906.093                102,358.816
Thomas C. Theobald                    3,226,906.093                102,358.816
Anne-Lee Verville                     3,223,711.422                105,553.487


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                           2,754,807.115     shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                          32,098.667     shares of beneficial interest
Abstain:                         542,359.127     shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                           2,757,793.335     shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                          29,089.355     shares of beneficial interest
Abstain:                         542,382.219     shares of beneficial interest

(d) not applicable

Liberty Select Value Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Liberty Select Value Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 720,752.558 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                       For                       Withheld
Douglas A. Hacker                 720,663.791                    88.767
Janet Langford Kelly              720,663.791                    88.767
Richard W. Lowry                  720,663.791                    88.767
Salvatore Macera                  720,663.791                    88.767
William E. Mayer                  720,663.791                    88.767
Charles R. Nelson                 720,663.791                    88.767
John J. Neuhauser                 720,663.791                    88.767
Joseph R. Palombo                 720,663.791                    88.767
Thomas E. Stitzel                 720,663.791                    88.767
Thomas C. Theobald                720,663.791                    88.767
Anne-Lee Verville                 720,663.791                    88.767


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                        698,150.286          shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                      3,437.263          shares of beneficial interest
Abstain:                     19,165.009          shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                       699,236.757         shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against:                     1,912.966         shares of beneficial interest
Abstain:                    19,602.835         shares of beneficial interest

(d) not applicable

Colonial Small-Cap Value Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Colonial Small-Cap Value Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 1,348,673.974 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                         For                       Withheld
Douglas A. Hacker                   1,314,636.747                 34,037.227
Janet Langford Kelly                1,314,636.747                 34,037.227
Richard W. Lowry                    1,314,636.747                 34,037.227
Salvatore Macera                    1,313,069.256                 35,604.718
William E. Mayer                    1,314,519.751                 34,154.223
Charles R. Nelson                   1,314,636.747                 34,037.227
John J. Neuhauser                   1,314,636.747                 34,037.227
Joseph R. Palombo                   1,314,636.747                 34,037.227
Thomas E. Stitzel                   1,314,636.747                 34,037.227
Thomas C. Theobald                  1,314,636.747                 34,037.227
Anne-Lee Verville                   1,314,636.747                 34,037.227


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                                1,260,005.627 shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                              47,040.080  shares of beneficial interest
Abstain:                              41,628.267  shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                                1,283,464.273 shares of beneficial interest
                                                  being a majority of the shares
                                                  represented at the Meeting
Against:                              33,546.939  shares of beneficial interest
Abstain:                              31,662.762  shares of beneficial interest

(d) not applicable

Colonial International Horizons Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Colonial International Horizons Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 1,166,785.831 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                        For                       Withheld
Douglas A. Hacker                  1,133,088.761                 33,697.070
Janet Langford Kelly               1,133,088.761                 33,697.070
Richard W. Lowry                   1,132,254.452                 34,531.379
Salvatore Macera                   1,132,254.452                 34,531.379
William E. Mayer                   1,133,088.761                 33,697.070
Charles R. Nelson                  1,133,088.761                 33,697.070
John J. Neuhauser                  1,132,254.452                 34,531.379
Joseph R. Palombo                  1,133,088.761                 33,697.070
Thomas E. Stitzel                  1,133,088.761                 33,697.070
Thomas C. Theobald                 1,133,088.761                 33,697.070
Anne-Lee Verville                  1,133,088.761                 33,697.070


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                          926,963.108       shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                       26,355.416       shares of beneficial interest
Abstain:                      213,467.307       shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                         926,630.420       shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against:                      26,355.416       shares of beneficial interest
Abstain:                     213,799.995       shares of beneficial interest

(d) not applicable

Colonial Global Equity Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Colonial Global Equity Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 975,696.253 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                          For                       Withheld
Douglas A. Hacker                     964,738.854                  10,860.312
Janet Langford Kelly                  964,738.854                  10,860.312
Richard W. Lowry                      964,738.854                  10,860.312
Salvatore Macera                      958,905.394                  16,693.772
William E. Mayer                      964,738.854                  10,860.312
Charles R. Nelson                     964,738.854                  10,860.312
John J. Neuhauser                     964,738.854                  10,860.312
Joseph R. Palombo                     964,738.854                  10,860.312
Thomas E. Stitzel                     964,738.854                  10,860.312
Thomas C. Theobald                    964,738.854                  10,860.312
Anne-Lee Verville                     964,738.854                  10,860.312


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                          869,848.184       shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                        4,651.285       shares of beneficial interest
Abstain:                      101,099.697       shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                         870,730.285        shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against                        1,169.242        shares of beneficial interest
Abstain:                     103,699.639        shares of beneficial interest

(d) not applicable

Colonial International Fund for Growth Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of Colonial International Fund for Growth Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 30,308.479.755 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                        For                       Withheld
Douglas A. Hacker                 29,032,956.197               1,275,523.558
Janet Langford Kelly              29,017,672.274               1,290,807.481
Richard W. Lowry                  29,032,956.197               1,275,523.558
Salvatore Macera                  29,019,919.976               1,288,559.779
William E. Mayer                  29,031,743.628               1,276,736.127
Charles R. Nelson                 29,031,743.628               1,276,736.127
John J. Neuhauser                 29,019,919.976               1,288,559.779
Joseph R. Palombo                 29,026,609.761               1,281,869.994
Thomas E. Stitzel                 29,019,919.976               1,288,559.779
Thomas C. Theobald                29,787,743.789                 520,735.966
Anne-Lee Verville                 29,016,459.705               1,292,020.050


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                            27,065,176.825   shares of beneficial interest
                                                 being a majority of the shares
                                                 represented at the Meeting
Against:                         1,129,287.257   shares of beneficial interest
Abstain:                         2,114,015.673   shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Colonial Management Associates, Inc.

For:                          26,684,101.957    shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                       1,080,236.531    shares of beneficial interest
Abstain:                       2,544,141.267    shares of beneficial interest

(d) not applicable

Stein Roe Global Utilities Fund, Variable Series

(a) On September 26, 2001, a Special Meeting of Shareholders of
Stein Roe Global Utilities Fund, Variable Series (Fund) was held to approve the following items, as described in the Proxy Statement for the Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 5,915,099.660 outstanding shares of beneficial interest. The votes cast at the Meeting were as follows:


(b) Election of Trustees:
                                        For                       Withheld
Douglas A. Hacker                  5,779,827.949                124,392.470
Janet Langford Kelly               5,785,699.368                118,521.051
Richard W. Lowry                   5,779,827.949                124,392.470
Salvatore Macera                   5,779,556.593                124,663.826
William E. Mayer                   5,776,973.925                127,246.494
Charles R. Nelson                  5,779,827.949                124,392.470
John J. Neuhauser                  5,779,827.949                124,392.470
Joseph R. Palombo                  5,779,147.963                125,072.456
Thomas E. Stitzel                  5,776,973.925                127,246.494
Thomas C. Theobald                 5,779,827.949                124,392.470
Anne-Lee Verville                  5,798,611.474                105,608.945


(c)1 To approve a new Investment Advisory Agreement with Liberty Advisory Services Corp.

For:                        5,473,458.096       shares of beneficial interest
                                                being a majority of the shares
                                                represented at the Meeting
Against:                       96,192.224       shares of beneficial interest
Abstain:                      334,570.099       shares of beneficial interest

(c)2 To approve a new sub advisory agreement with Stein Roe & Farnham Incorporated.

For:                        5,409,090.160      shares of beneficial interest
                                               being a majority of the shares
                                               represented at the Meeting
Against:                      107,436.722      shares of beneficial interest
Abstain:                      387,693.537      shares of beneficial interest

(d) not applicable

(proxy statment incorporated herein by reference to Accession Number 0000950135-01-502470)

Colonial Strategic Income Fund, Variable Series

On November 15, 2001, Colonial Strategic Income Fund, Variable Series (Fund) purchased 285,000 shares of common stock of Allied Waste North America, Inc. (Securities) for a total purchase price of $28,500,000 from Chase Manhattan Bank, NA, pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc. (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney Inc.; JP Morgan; Deutsche Banc Alex Brown; UBS Warburg, Credit Suisse First Boston, Lehman Brothers; ABN AMRO Incorporated; Credit Lyonnais Securities; Banc One Capital Markets, Inc.; Scotia Capital; Wachovia Securities.

Colonial High Yield Securities Fund, Variable Series

On November 15, 2001, Colonial High Yield Securities Fund, Variable Series
(Fund) purchased 100,000 shares of common stock of Allied Waste North America, Inc. (Securities) for a total purchase price of $10,000,000 from Chase Manhattan Bank, NA, pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney Inc.; JP Morgan; Deutsche Banc Alex Brown; UBS Warburg, Credit Suisse First Boston, Lehman Brothers; ABN AMRO Incorporated; Credit Lyonnais Securities; Banc One Capital Markets, Inc.; Scotia Capital; Wachovia Securities.

77L Changes in accounting principles and practices

Liberty Value Fund, Variable Series Stein Roe Global Utilities Fund, Variable Series Colonial International Fund for Growth, Variable Series Colonial Strategic Income Fund, Variable Series Colonial U.S. Growth and Income Fund, Variable Series Newport Tiger Fund, Variable Series Liberty All-Star Equity Fund, Variable Series Colonial High Yield Securities Fund, Variable Series Colonial Small Cap Value Fund, Variable Series Colonial International Horizons Fund, Variable Series Colonial Global Equity Fund, Variable Series Crabbe Huson Real Estate Investment Fund, Variable Series Liberty Newport Japan Opportunities Fund, Variable Series Liberty Select Value Fund, Variable Series Liberty S&P 500 Index Fund, Variable Series Rydex Health Care Fund, Variable Series Rydex Financial Services Fund, Variable Series (the Funds)

   The Funds have proposed to revoke their ss.171(c) election under the Internal Revenue Code, thus changing their accounting method for premium amortization.


77Q1 - Exhibits

                        LIBERTY VARIABLE INVESTMENT TRUST

                  COLONIAL GLOBAL EQUITY FUND, VARIABLE SERIES
              COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES
             COLONIAL INTERNATIONAL FUND FOR GROWTH, VARIABLE SERIES
              COLONIAL INTERNATIONAL HORIZONS FUND, VARIABLE SERIES
                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
               COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES
            CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
            LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                       LIBERTY VALUE FUND, VARIABLE SERIES
                       NEWPORT TIGER FUND, VARIABLE SERIES
                STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES

                              MANAGEMENT AGREEMENT

MANAGEMENT AGREEMENT ("Agreement"), made this 1st day of November, 2001, between LIBERTY VARIABLE INVESTMENT TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), on its own behalf and on behalf of the following: Colonial Global Equity Fund, Variable Series, Colonial High Yield Securities Fund, Variable Series, Colonial International Fund For Growth, Variable Series, Colonial International Horizons Fund, Variable Series, Colonial Small Cap Value Fund, Variable Series, Colonial Strategic Income Fund, Variable Series, Colonial U.S. Growth & Income Fund, Variable Series, Crabbe Huson Real Estate Investment Fund, Variable Series, Liberty Newport Japan Opportunities Fund, Variable Series, Liberty Select Value Fund, Variable Series, Liberty Value Fund, Variable Series, Newport Tiger Fund, Variable Series, Stein Roe Global Utilities Fund, Variable Series, (each a "Fund," and collectively, the "Funds"), and Liberty ADVISORY SERVICES CORP., a corporation organized under the laws of The Commonwealth of Massachusetts (the "Manager").

WHEREAS, the Trust has been organized as an open-end management investment company registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"), and is authorized to issue shares of beneficial interest in one or more separate series (each representing interests in a separate portfolio of securities and other assets), including the Funds, which shares are to be issued and sold to and held by various separate accounts of insurance companies ("Participating Insurance Companies");

WHEREAS, the Trust heretofore has created various other separate funds which are covered by another Management Agreement between the Trust, on its own behalf and on behalf of such other series funds, and the Manager, and the Trust may in the future create additional fund(s) that may be covered by other separate agreements;

WHEREAS, the Trust desires the Manager to render certain administrative services and to render total investment management services to the Trust and the Funds, all in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Trust authorizes the Manager to enter into sub-advisory agreements with one or more firms registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Investment Adviser's Act"), or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered, to manage all or a portion of a Fund's assets, as determined by the Manager from time to time (a "Sub-Adviser"); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Adviser's Act, and desires to provide services to the Trust and the Funds in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust, on its own behalf and on behalf of the Funds, and the Manager hereby agree as follows:

1. Employment of the Investment Adviser. The Trust hereby employs the Manager
(i) to provide certain administrative and limited oversight services and (ii) to provide investment management and related services to the Trust and the Funds, all in the manner set forth in Section 2 of this Agreement, subject to the direction of the Trustees, and for the period, in the manner, and on the terms set forth hereinafter. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of, and Services to be Provided by, the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Administrative Services.

(a) The Manager will provide general administrative services as hereinafter set forth ("Administrative Services"), all subject to the overall direction and control of the Board of Trustees of the Trust (the "Board").

(b) Such Administrative Services shall not include investment advisory, custodian, underwriting and distribution, transfer agency or pricing and bookkeeping services, but shall include; (i) provision of office space, equipment and facilities necessary in connection with the services to be performed hereunder and the maintenance of the headquarters of the Trust; (ii) maintenance of the corporate books and records of the Trust (other than those of its records maintained by the Sub-Advisers referred to in paragraph 2(B)(c) below, the transfer agent, the custodian and the pricing and bookkeeping agent);
(iii) administration of all dealings and relationships with the Trustees for meetings of the Board, the scheduling of such meetings and the conduct thereof;
(iv) preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds; (v) preparation and filing of all required reports and all updating and other amendments to the Trust's Registration Statement under the Investment Company Act, the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder; (vi) calculation of distributions required or advisable under the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); (vii) periodic computation and reporting to the Trustees of each Fund's compliance with diversification and other portfolio requirements of the Investment Company Act and the Code; (viii) development and implementation of general shareholder and beneficial owner correspondence and communications relating to the Funds, including the preparation and filing of shareholder and beneficial owner reports as are required or deemed advisable; and (ix) general oversight of the custodial, net asset value computation, portfolio accounting, financial statement preparation, legal, tax and accounting services performed for the Trust or the Funds by others.

It is understood that the Manager may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities under this subsection 2A to any of its affiliates.

B.  Investment Advisory Services.

(a) The Manager shall have responsibility for the management and investment of the assets of the Funds, subject to and in accordance with the separate investment objectives, policies and limitations of the Funds, as provided in the Trust's Prospectus and Statement of Additional Information and governing instruments, as amended from time to time, and any directions and policies which the Trustees may issue to the Manager from time to time.

(b) The Manager shall provide a continuous investment program for the Funds, shall revise each such program as necessary, and shall monitor implementation of the program.

(c) The Manager may delegate its investment responsibilities under paragraph 2B(a) with respect to each Fund to one or more persons or companies registered as investment advisers under the Investment Adviser's Act or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered ("Sub-Advisers") pursuant to an agreement among the Trust, such Fund and each Sub-Adviser ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the Sub-Adviser, subject to the control and supervision of the Trustees and the Manager, shall have full investment discretion for the Fund and shall make all determinations with respect to the investment of the Fund's assets or any portion thereof specified by the Manager. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief.

(d) The Manager shall be solely responsible for paying the fees of each Sub-Adviser from the fees it collects as provided in paragraph 6 below.

(e) The Manager shall evaluate possible Sub-Advisers and shall advise the Trustees of the candidates which the Manager believes are best suited to invest the assets of each Fund; shall monitor and evaluate the investment performance of each Sub-Adviser; shall recommend changes of or additions of Sub-Advisers when appropriate; and shall coordinate the investment activities of the Sub-Advisers.

(f) It is understood that the Manager may seek advice with respect to the performance of any or all of its duties under paragraphs 2B(b) and (c) from a person or company ("Consultant") pursuant to an agreement among the Manager, the Trust and the Consultant (a "Fund Consulting Agreement"). A Fund Consulting Agreement may provide that the Consultant, subject to the control and supervision of the Trustees and the Manager, shall provide assistance to the Manager with respect to each Fund's investment program, the selection, monitoring and evaluation of Sub-Advisers and the allocation of each Fund's assets to the Sub-Advisers.

(g) The Funds shall be solely responsible for paying the fees of any Consultant.

(h) The Manager shall render regular reports to the Trustees relating to the performance of its duties specified in paragraphs 2B(a), (b) and (c).

C. Expenses Borne By Manager. To the extent necessary to perform its obligations under this Agreement, the Manager, at its own expense, shall furnish executive and other personnel and office space, equipment and facilities, and shall pay any other expenses incurred by it, in connection with the performance of its duties hereunder, except that the Trust or the Funds, as appropriate, shall reimburse the Manager for its out-of-pocket costs, including telephone, postage and supplies, incurred by it in connection with communications with shareholders and beneficial owners of the Funds. The Manager shall pay all salaries, fees and expenses of Trustees or officers of the Trust who are employees of the Manager. The Manager shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. The Manager shall not be required to pay or provide any credit for services provided by the Trust's custodian, transfer agent or other agents.

D. Provision of Information Necessary for Preparation of Registration Statement Amendments and Other Materials. The Manager will make available and provide such information as the Trust may reasonably request for use in the preparation of its Registration Statement, reports and other documents required by federal laws and any securities and insurance laws of the other states and other jurisdictions in which the Trust's shares are sold.

E. Code of Ethics. The Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Manager shall verify to the Trustees that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Manager shall permit the Trust to examine the reports required to be made to the Manager by Rule 17j-1(c)(1).

F. Disqualification. The Manager shall immediately notify the Trustees of the occurrence of any event which would disqualify the Manager from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or any other applicable statute or regulation.

G. Other Obligations and Service. The Manager shall make its officers and employees available to the Trustees and officers of the Trust for consulting and discussions regarding the management of the Trust and its investment activities.

3.   Execution and Allocation of Portfolio Brokerage.

A. The Manager, subject to the control and direction of the Trustees, any Sub-Advisers, subject to the control and direction of the Trustees and the Manager, shall have authority and discretion, as appropriate, to select brokers and dealers to execute portfolio transactions for each Fund, and for the selection of the markets on or in which the transactions will be executed.

B. In acting pursuant to paragraph 3A, the Manager and the Sub-Advisers may place orders through such brokers and dealers in conformity with the policy with respect to brokerage set forth in the Trust's then effective Registration Statement.

C. It is understood that none of the Trust, the Manager or any Sub-Advisers will adopt a formula for allocation of the Trust's brokerage, except as may be provided for in the custody agreement with the Trust's Custodian.

D. It is understood that the Manager or a Sub-Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for a Fund and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Manager or Sub-Adviser, as the case may be, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients, and in conformity with any applicable policies adopted by the Board of Trustees.

E. The Manager shall provide such reports as the Trustees may reasonably request with respect to each Fund's total brokerage and the manner in which that brokerage was allocated.

4.   Expenses of the Trust.

It is understood that the Trust (or each of its funds (including the Funds), where applicable) will pay, or will enter into arrangements that require third parties to pay, all of the expenses of the Trust or such funds, other than those expressly assumed by the Manager herein, including without limitation:

A.   Advisory, sub-advisory and administrative fees;

B.   Fees for services of independent public accountants;

C.   Legal and consulting fees;

D. Transfer agent, custodian and portfolio recordkeeping and tax information services;

E. Expenses of periodic calculations of the funds' net asset values and of equipment for communication among the funds' custodian, transfer agent and others;

F.   Taxes and the preparation of the funds' tax returns;

G.   Brokerage fees and commissions;

H.   Interest;

I.   Costs of Board of Trustees and shareholder meetings;

J.   Updates and printing of prospectuses and reports to shareholders;

K. Fees for filing reports with regulatory bodies and the maintenance of the Trust's existence;

L.   Membership dues for industry trade associations;

M. Fees to federal authorities for the registration of the shares of the funds;

N. Fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager of its affiliates;

O.   Insurance and fidelity bond premiums; and

P.   Litigation and other extraordinary expenses of a non-recurring nature.

5.   Activities and Affiliates of the Manager.

A. The Trust acknowledges that the Manager or one or more of its affiliates may have investment or administrative responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities, and that the Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Trust agrees that the Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Funds, provided that the Manager acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest. The Manager shall have no obligation to recommend for the Funds a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust as currently in effect and the Investment Company Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested persons as defined by the Investment Company Act ("Interested Persons") of the Manager or its affiliates as directors, officers, agents and shareholders of the Manager or its affiliates; that directors, officers, agents and shareholders of the Manager or its affiliates are or may be Interested Persons of the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be Interested Persons of the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act and the rules thereunder.

6.   Compensation of the Manager.

For all services to be rendered and payments made pursuant to this Agreement, the Trust, on its own behalf and on behalf of the Funds, will pay the Manager monthly in arrears a fee at an annual rate equal to the following percentage for each Fund:

FUND                                                          ANNUAL RATE________________
------------------------------------------------------------------------------------------
Colonial Global Equity Fund, Variable Series                  0.95%
Colonial High Yield Securities Fund, Variable Series          0.60%
Colonial International Fund For Growth, Variable Series       0.90%    0.85% in excess of $1 billion
Colonial International Horizons Fund, Variable Series         0.95%    0.90% in excess of $1 billion
Colonial Small Cap Value Fund, Variable Series                0.80%
Colonial Strategic Income Fund, Variable Series               0.65%
Colonial U.S. Growth & Income Fund, Variable Series           0.80%    0.70% in excess of $1 billion
Crabbe Huson Real Estate Investment Fund, Variable Series     1.00%
Liberty Newport Japan Opportunities Fund, Variable Series     1.20%
Liberty Select Value Fund, Variable Series                    0.70%
Liberty Value Fund, Variable Series                           0.65%
Newport Tiger Fund, Variable Series                           0.90%
Stein Roe Global Utilities Fund, Variable Series              0.65%

The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the tenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of calendar days in the year, and (ii) multiplying the product obtained pursuant to clause
(i) above by the net asset value of such Fund as determined in accordance with the Trust's Prospectus as of the previous business day on which such Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

7.   Liabilities of the Manager.

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. The Manager shall indemnify and hold harmless the Trust from any loss, cost, expense or damage resulting from the failure of any Sub-Advisor to comply with
(i) any statement included in the Prospectus and Statement of Additional Information of the Trust, or (ii) instructions given by the Manager to any Sub-Advisor for the purpose of ensuring the Trust's compliance with securities, tax and other requirements applicable to the Trust's business and the investment activities of its Funds; provided, however, that the indemnification provided in this paragraph 7B shall apply only to the extent that a Sub-Adviser is liable to the Trust and, after demand by the Trust, is unable or refuses to discharge its obligations to the Trust.

C. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8.   Effective Date: Term.

This Agreement shall become effective on the later of (i) the date first written above or (ii) the date on which the offer and sale of shares of the Fund has been registered under the Securities Act and the Investment Company Act pursuant to an effective Registration Statement of the Trust on Form N-1A and shall continue until July 31, 2003, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of the Trustees, including the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

9.   Assignment.

No assignment of this Agreement shall be made by the Manager, and this Agreement shall terminate automatically in the event of any such assignment. The Manager shall notify the Trust in writing in advance of any proposed change of control to enable the Trust to take the steps necessary to enter into a new advisory contract.

10.  Amendment

This Agreement may be amended at any time, but only by written Agreement between the Manager and the Trust, which is subject to the approval of the Trustees of the Trust and the shareholders of any affected Fund in the manner required by the Investment Company Act and the rules thereunder.

11.  Termination.  This Agreement:

(a) may at any time be terminated without payment of any penalty, by the Trust (by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to the Manager;

(b) shall immediately terminate in the event of its assignment; and

(c) may be terminated by the Manager on sixty (60) days written notice to the Trust.

12. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the SEC.

13. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

14. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Shareholder Liability. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations thereunder shall be limited to the respective assets of such Funds. The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Funds, nor from the Trustees or any individual Trustee of the Trust.

16. Governing Law. This Agreement shall be interpreted under, and the performance of the Manager under this Agreement shall be consistent with, the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, the terms of the Investment Company Act, applicable rules and regulations thereunder, the Code and regulations thereunder, and the Trust's Prospectus and Statement of Additional Information, in each case as from time to time in effect. The provisions of this Agreement shall be construed and interpreted in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws rules or provisions that would result in the application of the domestic substantive laws of any other jurisdiction; provided, however, that if such law or any of the provisions of this Agreement conflict with the applicable provisions of the Investment Company Act, the latter shall control.

17. Use of Manager's Name. The Trust may use the name "Liberty" or any other name derived from the name "Liberty"only for so long as this Agreement (or another similar management agreement pertaining to other series funds of the Trust) or any extension, renewal, or amendment hereof (or thereof) remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Manager. At such time as this Agreement (and each other similar agreement pertaining to such other series funds) or any extension, renewal or amendment hereof (or thereof), or each such other similar successor organization agreement shall no longer be in effect, the Trust will cease to use any name derived from the name "Liberty," any name similar thereto, or any other name indicating that it is managed by or otherwise connected with the Manager, or with any organization which shall have succeeded to Manager's business as investment advisor or manager.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on the date first above written.

                                       LIBERTY VARIABLE
                                       INVESTMENT TRUST,
                                       on its own behalf and on behalf of

                                       Colonial Global
                                       Equity Fund,
                                       Variable Series
                                       Colonial High
                                       Yield Securities
                                       Fund, Variable
                                       Series Colonial
                                       International Fund
                                       For Growth,
                                       Variable Series
                                       Colonial
                                       International
                                       Horizons Fund,
                                       Variable Series
                                       Colonial Small Cap
                                       Value Fund,
                                       Variable Series
                                       Colonial Strategic
                                       Income Fund,
                                       Variable Series
                                       Colonial U.S.
                                       Growth & Income
                                       Fund, Variable
                                       Series Crabbe
                                       Huson Real Estate
                                       Investment Fund,
                                       Variable Series
                                       Liberty Newport
                                       Japan
                                       Opportunities
                                       Fund, Variable
                                       Series Liberty
                                       Select Value Fund,
                                       Variable Series
                                       Liberty Value
                                       Fund, Variable
                                       Series Newport
                                       Tiger Fund,
                                       Variable Series
                                       Stein Roe Global
                                       Utilities Fund,
                                       Variable Series



                                        By: ____________________________________
                                                 William J. Ballou
                                                 Assistant Secretary





                                        LIBERTY ADVISORY
                                        SERVICES CORP.


                                        By: ____________________________________
                                                 Joseph R. Palombo
                                                 Chief Operating Officer



                         PORTFOLIO MANAGEMENT AGREEMENT
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                             As of November 1, 2001

Boston Partners Asset Management, L.P.
28 State Street
Boston, MA  02109

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund, Variable Series (the "Fund") is a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Liberty Asset Management Company (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs Boston Partners Asset Management, L.P. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to 0.30% of the net asset value of the Fund Account. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti- fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Liberty All-Star Equity Fund, Variable Series


By: ____________________________________
Name:
Title:


LIBERTY ASSET MANAGEMENT COMPANY


By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

BOSTON PARTNERS ASSET MANAGEMENT, L.P.

By:  ____________________________________
Name: __________________________________
Title: ___________________________________

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements

                         Investment Advisory Agreement

                        LIBERTY VARIABLE INVESTMENT TRUST

                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES
                     RYDEX HEALTH CARE FUND, VARIABLE SERIES

                      MANAGEMENT AND SUB-ADVISORY AGREEMENT

MANAGEMENT AND SUB-ADVISORY AGREEMENT ("Agreement"), made this 1st day of November 2001, among LIBERTY VARIABLE INVESTMENT TRUST, a business trust organized under the laws of The Commonwealth of Massachusetts (the "Trust"), on its own behalf and on behalf of Liberty S&P 500 Index Fund, Variable Series, Rydex Financial Services Fund, Variable Series and Rydex Health Care Fund, Variable Series (the "Fund(s)"), LIBERTY ADVISORY SERVICES CORP., a corporation organized under the laws of The Commonwealth of Massachusetts ("LASC"), and COLONIAL MANAGEMENT ASSOCIATES, INC., a corporation organized under the laws of the State of Massachusetts (the "Sub-Advisor").

WHEREAS, the Trust has been organized as an open-end management investment company registered as such under the Investment Company Act of 1940, as amended ("Investment Company Act"), and is authorized to issue shares of beneficial interest in one or more separate series (each representing interests in a separate portfolio of securities and other assets), including the Fund, which shares are to be issued and sold to and held by various separate accounts of insurance companies ("Participating Insurance Companies");

WHEREAS, the Trust heretofore has created various other separate funds which are covered by other Management Agreements among the Trust, on its own behalf and on behalf of such other series funds, and LASC, and the Trust may in the future create additional fund(s) that may be covered by other separate agreements;

WHEREAS, the Trust desires LASC to render certain investment management and administrative services to the Trust and the Fund, all in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Trust and LASC desire that the Sub-Advisor, as sub-adviser to LASC, provide investment management services to the Fund based on the Sub-Advisor's multi-manager concept, under which the Sub-Advisor recommends, over-sees and coordinates, and allocates the Fund's portfolio assets among, several portfolio managers ("Portfolio Managers"), each having a different investment style, each of which manages a different portion of the Fund's investment portfolio; and

WHEREAS, each of LASC and the Sub-Advisor is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended (the "Investment Adviser's Act"), and desires to provide services to the Trust and the Fund, in the manner contemplated above, in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust, on its own behalf and on behalf of the Fund, LASC and the Sub-Advisor hereby agree as follows:

1. Employment of the Investment Adviser. The Trust hereby employs LASC (i) to provide certain administrative and limited oversight services and (ii) to provide certain investment management and related services to the Trust and the Fund, all in the manner set forth in Section 2 of this Agreement, subject to the direction of the Trustees, and for the period, in the manner, and on the terms set forth hereinafter. LASC hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. LASC shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized (whether herein or otherwise), shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of, and Services to be Provided by, the Manager. LASC undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Administrative Services.

(a) LASC will provide general administrative services as hereinafter set forth ("Administrative Services"), all subject to the overall direction and control of the Board of Trustees of the Trust (the "Board").

(b) Such Administrative Services shall not include investment advisory, custodian, underwriting and distribution, transfer agency or pricing and bookkeeping services, but shall include: (i) provision of office space, equipment and facilities necessary in connection with the services to be performed hereunder and the maintenance of the headquarters of the Trust; (ii) maintenance of the corporate books and records of the Trust (other than those of its records maintained by the Sub-Advisor or the Portfolio Managers, the transfer agent, the custodian and the pricing and bookkeeping agent); (iii) administration of all dealings and relationships with the Trustees for meetings of the Board, the scheduling of such meetings and the conduct thereof; (iv) preparation and filing of proxy materials and administration of arrangements for meetings of shareholders or beneficial owners of the Funds; (v) preparation and filing of all required reports and all updating and other amendments to the Trust's Registration Statement under the Investment Company Act, the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder; (vi) calculation of distributions required or advisable under the Investment Company Act and the Internal Revenue Code of 1986, as amended (the "Code"); (vii) periodic computation and reporting to the Trustees of each Fund's compliance with diversification and other portfolio requirements of the Investment Company Act and the Code; (viii) development and implementation of general shareholder and beneficial owner correspondence and communications relating to the Funds, including the preparation and filing of shareholder and beneficial owner reports as are required or deemed advisable; and (ix) general oversight of the custodial, net asset value computation, portfolio accounting, financial statement preparation, legal, tax and accounting services performed for the Trust or the Fund by others.

It is understood that LASC may, in its discretion and at its expense, delegate some or all of its administrative duties and responsibilities under this subsection 2A to any of its affiliates.

B.  Investment Advisory Services.

(a) LASC shall have overall supervisory responsibility for the management and investment of the assets of the Fund, subject to and in accordance with the investment objectives, policies and limitations of the Fund, as provided in the Trust's Prospectus and Statement of Additional Information and governing instruments, as amended from time to time, and any directions and policies which the Trustees may issue to LASC from time to time (collectively, "Investment Policies").

(b) With the consent of the Trust, on behalf of the Fund, LASC hereby delegates to the Sub-Advisor the obligation to provide the Fund, as sub-advisor to LASC, an overall investment program and strategy, in accordance with the Sub-Advisor's multi-manager concept. LASC shall be solely responsible for paying the fees of the Sub-Advisor from the fees it collects from the Trust as provided in paragraph 5 below.

(c) In accordance with the Sub-Advisor's multi-manager concept, the Sub-Advisor will recommend to the Trustees one or more persons or companies registered as investment advisers under the Investment Adviser's Act or qualifying as a "bank" within the meaning of the Investment Adviser's Act and thereby exempted from the requirement to be so registered ("Portfolio Managers"), pursuant to a portfolio management agreement among the Trust, on behalf of the Fund, each Portfolio Manager and the Sub-Advisor. Each Portfolio Manager shall have full investment discretion and authority to make all determinations with respect to the investment and reinvestment of the portion of the Fund's assets assigned to that Portfolio Manager by the Sub-Advisor from time to time and the purchase and sale of portfolio securities with those assets, all within the Fund's Investment Policies. Subject to Section 6, the Sub-Advisor shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase hold or sell a security for the Fund's portfolio. The Sub-Advisor shall advise the Trustees as to which persons or companies the Sub-Advisor believes are best suited for appointment as Portfolio Managers; shall monitor and evaluate the investment performance of each Portfolio Manager, shall allocate and reallocate from time to time, in its sole discretion, the respective portions of the Fund's assets to be managed by the Portfolio Managers; shall recommend to the Trustees changes of, additions to or terminations of Portfolio Managers when it believes such changes, additions or terminations are appropriate; and shall coordinate the investment activities of the Portfolio Managers with a view to ensuring their compliance with the Fund's Investment Policies and applicable laws.

(d) The Sub-Advisor shall be solely responsible for paying the fees of each Portfolio Manager from the fees it collects from LASC as provided in paragraph 5 below.

(e) LASC and/or the Sub-Advisor shall render regular reports to the Board relating to the performance of their duties specified in paragraphs 2B(a), (b) and (c).

C. Expenses Borne By Manager. To the extent necessary to perform its obligations under this Agreement, LASC and/or the Sub-Advisor, at their own expense, shall furnish executive and other personnel and office space, equipment and facilities, and shall pay any other expenses incurred by them, in connection with the performance of their duties hereunder, except that the Trust or the Fund, as appropriate, shall reimburse LASC and/or the Sub-Advisor (as appropriate) for its out-of-pocket costs, including telephone, postage and supplies, incurred by it in connection with communications with shareholders and beneficial owners of the Fund. LASC and/or the Sub-Advisor shall pay all salaries, fees and expenses of Trustees or officers of the Trust who are their employees. LASC and the Sub-Advisor shall not be obligated to bear any other expenses incidental to the operations and business of the Trust. LASC and the Sub-Advisor shall not be required to pay or provide any credit for services provided by the Trust's custodian, transfer agent or other agents.

D. Provision of Information Necessary for Preparation of Registration Statement Amendments and Other Materials. LASC will make available and provide such information as the Trust may reasonably request for use in the preparation of its Registration Statement, reports and other documents required by federal laws and any securities and insurance laws of the other states and other jurisdictions in which the Trust's shares are sold.

E. Code of Ethics. Each of LASC and the Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and has provided the Trust with a copy of such code of ethics and evidence of its adoption. On or before June 1 in each year, an executive officer of each of LASC and the Sub-Advisor shall verify to the Trustees that it has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, each of LASC and the Sub-Advisor shall permit the Trust to examine the reports required to be made to it by Rule 17j-1(c)(1).

F. Disqualification. Each of LASC and the Sub-Advisor shall immediately notify the Trustees of the occurrence of any event which would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or any other applicable statute or regulation.

G. Other Obligations and Service. Each of LASC and the Sub-Advisor shall make its officers and employees available to the Trustees and officers of the Trust for consulting and discussions regarding the management of the Trust and its investment activities.

3. Expenses of the Trust. It is understood that the Trust (or each of its funds (including the Fund), where applicable) will pay, or will enter into arrangements that require third parties to pay, all of the expenses of the Trust or such funds, other than those expressly assumed by LASC and the Sub-Advisor herein, including without limitation:

A.  Advisory, sub-advisory and administrative fees;

B.  Fees for services of independent public accountants;

C.  Legal and consulting fees;

D. Transfer agent, custodian and portfolio pricing, recordkeeping and tax information services;

E. Expenses of periodic calculations of the funds' net asset values and of equipment for communication among the funds' custodian, transfer agent and others;

F.  Taxes and the preparation of the funds' tax returns;

G.  Brokerage fees and commissions;

H.  Interest;

I.  Costs of Board of Trustees and shareholder meetings;

J. Updates and printing of prospectuses, proxy statements and reports to shareholders;

K. Fees for filing reports with regulatory bodies and the maintenance of the Trust's existence;

L.  Membership dues for industry trade associations;

M.  Fees to federal authorities for the registration of the shares of the funds;

N. Fees and expenses of Trustees who are not directors, officers, employees or stockholders of LASC, the Sub-Advisor or any of their respective affiliates;

O.  Insurance and fidelity bond premiums; and

P.  Litigation and other extraordinary expenses of a non-recurring nature.

4.   Activities and Affiliates of the Manager.

A. The Trust acknowledges that each of LASC and the Sub-Advisor or one or more of its affiliates may have investment or administrative responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities, and that each of LASC and the Sub-Advisor, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). The Trust agrees that each of LASC and the Sub-Advisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Fund, provided that it acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest.

B. Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust as currently in effect and the Investment Company Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested persons as defined by the Investment Company Act of LASC and/or the Sub-Advisor or of their respective affiliates as directors, officers, agents and shareholders thereof; that directors, officers, agents and shareholders of LASC and/or the Sub-Advisor or of their respective affiliates are or may be interested persons of the Trust as Trustees, officers, agents, shareholders or otherwise; that LASC and/or the Sub-Advisor or their respective affiliates may be interested persons of the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust and By-Laws and the Investment Company Act and the rules thereunder.

5. Compensation of LASC and the Sub-Advisor. All services to be rendered and payments made pursuant to this Agreement are as follows:

(a) the Trust, on its own behalf and on behalf of the Funds, will pay LASC monthly in arrears a fee at an annual rate equal to 0.40% of the net asset value of the Liberty S&P 500 Index Fund, Variable Series, 1.00% of the net asset value of the Rydex Health Care Fund, Variable Series, and 0.85% of the net asset value of the Rydex Financial Services Fund, Variable Series,
(b) and LASC, on its own behalf, will pay the Sub-Advisor monthly in arrears a fee at an annual rate equal to 0.20% of such net asset value for the Liberty S&P 500 Index Fund, Variable Series 0.65% of such net asset value for the Rydex Financial Services Fund, Variable Series, and
         0.85 % of such net asset value for the Rydex Health Care Fund, Variable Series.

The Sub-Advisor acknowledges and agrees that the Trust shall have no obligation to the Sub-Advisor to pay any portion of such fee, which shall be solely the responsibility of LASC. Each such fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the tenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of calendar days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund as determined in accordance with the Trust's Prospectus as of the previous business day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month.

6.   Liabilities of LASC and the Sub-Advisor.

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of LASC or the Sub-Advisor, as the case may be, LASC or the Sub-Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. The Sub-Advisor shall indemnify and hold harmless the Trust from any loss, cost, expense or damage resulting from the failure of any Portfolio Manager to comply with (i) any statement included in the Prospectus and Statement of Additional Information of the Trust, or (ii) instructions given by the Sub-Advisor to any Portfolio Manager for the purpose of ensuring the Trust's compliance with securities, tax and other requirements applicable to the Trust's business and the investment activities of its Funds; provided, however, that the indemnification provided in this paragraph 6B shall apply only to the extent that a Portfolio Manager is liable to the Trust and, after demand by the Trust, is unable or refuses to discharge its obligations to the Trust.

C. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the LASC or the Sub-Advisor, as the case may be, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

7. Effective Date: Term. This Agreement shall become effective on the later of
(i) the date first written above or (ii) the date on which the offer and sale of shares of the Fund has been registered under the Securities Act and the Investment Company Act pursuant to an effective Registration Statement of the Trust on Form N-1A and shall continue until July 31, 2003, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of the Trustees, including the vote of a majority of the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

8. Assignment. No assignment of this Agreement shall be made by LASC or the Sub-Advisor, and this Agreement shall terminate automatically in the event of any such assignment. Each of LASC and the Sub-Advisor shall notify the Trust in writing in advance of any proposed change of control with respect to it to enable the Trust to take the steps necessary to enter into a new advisory contract.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between LASC, the Sub-Advisor and the Trust, which is subject to the approval of the Trustees of the Trust and the shareholders of any affected Fund in the manner required by the Investment Company Act and the rules thereunder.

10.  Termination.  This Agreement:

(a) may at any time be terminated without payment of any penalty, by the Trust (by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to LASC and the Sub-Advisor;

(b) shall immediately terminate in the event of its assignment; and

(c) may be terminated by LASC or the Sub-Advisor on sixty (60) days written notice to the other parties hereto.

11. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

12. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid to the other party to this Agreement at its principal place of business.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Shareholder Liability. Each of LASC and the Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Funds, the obligations thereunder shall be limited to the respective assets of such Funds. Each of LASC and the Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Funds, nor from the Trustees or any individual Trustee of the Trust.

15. Governing Law. This Agreement shall be interpreted under, and the performance of each of LASC and the Sub-Advisor under this Agreement shall be consistent with, the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, the terms of the Investment Company Act, applicable rules and regulations thereunder, the Code and regulations thereunder, and the Trust's Prospectus and Statement of Additional Information, in each case as from time to time in effect. The provisions of this Agreement shall be construed and interpreted in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws rules or provisions that would result in the application of the domestic substantive laws of any other jurisdiction; provided, however, that if such law or any of the provisions of this Agreement conflict with the applicable provisions of the Investment Company Act, the latter shall control.

16. Use of Manager's Name. The Trust may use the names "Liberty" and "Rydex" or any other name derived from such names only for so long as this Agreement (or another similar management agreement with Liberty Financial or a majority or greater owned subsidiary thereof pertaining to other series funds of the Trust) or any extension, renewal, or amendment hereof (or thereof) remains in effect. At such time as this Agreement (and each such other similar agreement pertaining to such other series funds) or any extension, renewal or amendment hereof (or thereof), or each such other similar successor organization agreement shall no longer be in effect, the Trust will cease to use any name derived from any such names similar thereto, or any other name indicating that it is managed by or otherwise connected with the Manager, or with any organization which shall have succeeded to Manager's business as investment advisor or manager.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have duly executed this agreement on the date first above written.

LIBERTY VARIABLE INVESTMENT TRUST, on its own behalf and on behalf of LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES
RYDEX HEALTH CARE FUND, VARIABLE SERIES


By:
-------------------------------------------------------
Title:

LIBERTY ADVISORY SERVICES CORP.

By:
-------------------------------------------------------
Title:

COLONIAL MANAGEMENT ASSOCIATES, INC.

By:
-------------------------------------------------------
Title:

                         PORTFOLIO MANAGEMENT AGREEMENT
                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES
                     RYDEX HEALTH CARE FUND, VARIABLE SERIES

                             As of November 1, 2001

Rydex Global Advisors
9601 Blackwell Road, Suite 500
Rockville, MD  20850

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Rydex Financial Services Fund, Variable Series, and Rydex Health Care Fund, Variable Series (each a "Fund" and together, "Funds") are each a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Colonial Management Associates, Inc. (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs Rydex Global Advisors (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at the annual rate of 0.50% of each Fund's daily net assets. When the combined assets of both Funds reach $300 million, the annual fee for each Fund will be reduced to 0.45% of the average daily net assets thereafter. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti- fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Rydex Financial Services Fund, Variable Series Rydex Health Care Fund, Variable Series



By: ____________________________________
Name:
Title:

COLONIAL MANAGEMENT ASSOCIATES, INC.



By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

Rydex Global Advisors

By:  ____________________________________
Name: __________________________________
Title: ___________________________________

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements



























* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                 RYDEX FINANCIAL SERVICES FUND, VARIABLE SERIES
                     RYDEX HEALTH CARE FUND, VARIABLE SERIES
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.       The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.       The price at which executed;
E.       The time of receipt of a report of execution; and

F.       The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.






(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                         PORTFOLIO MANAGEMENT AGREEMENT
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                             As of November 1, 2001

Mastrapasqua & Associates, Inc.
814 Church St., Suite 600
Nashville, TN  37203

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund, Variable Series (the "Fund") is a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Liberty Asset Management Company (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs Mastrapasqua & Associates, Inc. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to 0.30% of the net asset value of the Fund Account. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti- fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Liberty All-Star Equity Fund, Variable Series


By: ____________________________________
Name:
Title:


LIBERTY ASSET MANAGEMENT COMPANY


By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

MASTRAPASQUA & ASSOCIATES, INC.

By:  ____________________________________
Name: __________________________________
Title: ___________________________________

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements

                         PORTFOLIO MANAGEMENT AGREEMENT
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                             As of November 1, 2001

Oppenheimer Capital
1345 Avenue of the Americas
New York, NY  10105

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund, Variable Series (the "Fund") is a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Liberty Asset Management Company (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs Oppenheimer Capital (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to 0.30% of the net asset value of the Fund Account. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti- fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Liberty All-Star Equity Fund, Variable Series


By: ____________________________________
Name:
Title:


LIBERTY ASSET MANAGEMENT COMPANY


By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

OPPENHEIMER CAPITAL

By:  ____________________________________
Name: __________________________________
Title: ___________________________________

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements











* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                  Libery All-Star Equity Fund, Variable Series
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A. The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C. The time of entry or cancellation;

D. The price at which executed;

E. The time of receipt of a report of execution; and

F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.



















(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                         PORTFOLIO MANAGEMENT AGREEMENT
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                             As of November 1, 2001

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA  90017

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund, Variable Series (the "Fund") is a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Liberty Asset Management Company (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs TCW Investment Management Company (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to 0.30% of the net asset value of the Fund Account. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti-fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Liberty All-Star Equity Fund, Variable Series


By: ____________________________________
Name:
Title:


LIBERTY ASSET MANAGEMENT COMPANY


By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

TCW INVESTMENT MANAGEMENT COMPANY


By:  ____________________________________
Name: __________________________________
Title: ___________________________________





















S:\Advisory Agreements\LVIT PM Lib All-Star Equity TCW.doc

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements


























* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                  Libery All-Star Equity Fund, Variable Series
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.       The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.       The price at which executed;

E.       The time of receipt of a report of execution; and

F.       The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

















(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                        PORTFOLIO MANAGEMENT AGREEMENT
                  LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES

                             As of November 1, 2001

Westwood Management Corporation
300 Crescent Court, Suite 1320
Dallas, TX  75238

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund, Variable Series (the "Fund") is a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Liberty Asset Management Company (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs Westwood Management Corporation (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

2

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to 0.30% of the net asset value of the Fund Account. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti- fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Liberty All-Star Equity Fund, Variable Series


By: ____________________________________
Name:
Title:


LIBERTY ASSET MANAGEMENT COMPANY


By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

WESTWOOD MANAGEMENT CORPORATION

By:  ____________________________________
Name: __________________________________
Title: ___________________________________

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements
























* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                  Liberty All-Star Equity Fund, Variable Series
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.       The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.       The price at which executed;

E.       The time of receipt of a report of execution; and

F.       The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.













(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                         PORTFOLIO MANAGEMENT AGREEMENT
                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES

                             As of November 1, 2001

SSgA Funds Management, Inc.
Two International Place
Boston, MA  02110

    Re  Portfolio Management Agreement

Ladies and Gentlemen:

Liberty S&P 500 Index Fund, Variable Series1 (the "Fund") is a series of the Liberty Variable Investment Trust (the "Trust"), a diversified open-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

Liberty Advisory Services Corp. ("LASC") is the manager of the Fund. Pursuant to the Management and Sub-Advisory Agreement of even date herewith (the "Management and Sub-Advisory Agreement") among the Trust, on behalf of the Fund, LASC and Colonial Management Associates, Inc. (the "Fund Manager"), LASC delegates to the Fund Manager responsibility for investment management of the Fund. In furtherance thereof, the Fund Manager evaluates and recommends portfolio managers for the Fund and is responsible for certain administrative matters relating to the Fund.

l. Employment as a Portfolio Manager. The Trust being duly authorized hereby employs SSgA Funds Management, Inc. (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in the Trust's current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by the custodian of the assets of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as Schedule A may be amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers (and in amounts), to be agreed upon from time to time between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with itself or any broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund except in accordance with SEC Exemptive Order No. 24288 dated February 15, 2000, a copy of which has been furnished to the Portfolio Manager, and Rule 17e-1 procedures as approved by the Fund's Trustees from time to time. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested in accordance with authorization provided by the Fund Manager from time to time.

7. Fees for Services. As its compensation for its services under this Agreement, the Fund Manager will pay the Portfolio Manager monthly in arrears a fee at an annual rate equal to $25,000 on average daily net assets of the Fund up to $50 million and 0.05% of average daily net assets of the Fund thereafter. The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly on or before the fifteenth day of the following calendar month. The daily accruals of the fee will be computed by (i) multiplying the annual percentage rate referred to above by the fraction the numerator of which is one and the denominator of which is the number of days in the year, and (ii) multiplying the product obtained pursuant to clause (i) above by the net asset value of the Fund Account as determined in accordance with the Trust's Prospectus as of the previous day on which the Fund was open for business. The foregoing fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. Pursuant to the Management and Sub-Advisory Agreement, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Trust on behalf of the Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust on behalf of the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust on behalf of the Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Fund Manager, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under paragraph 2 hereof or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17 of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

12. Representations, Warranties and Agreements of the Fund. The Trust on behalf of the Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

B. The Trust on behalf of the Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account, or such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

C. Upon certification by the Portfolio Manager that it has adopted a written code of ethics and procedures reasonably necessary to prevent access persons, as defined by said code of ethics, from violating the anti- fraud provisions of Rule 17j-1 under the Act, the Fund will not unreasonably withhold its approval of the code of ethics adopted by the Portfolio Manager provided that the Portfolio Manager certifies to the Fund that in all other material respects the Portfolio Manager's code of ethics complies with Rule 17j-1.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It will adopt and maintain a written code of ethics complying with the requirements of Rule 17j-1 and submit same and any amendments thereto promptly to the Fund, but not less often than annually. The Portfolio Manager agrees that it will notify the Fund within 15 days of adopting material changes to its code of ethics. While this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify annually to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-1 during the previous year and has procedures reasonably necessary to prevent access persons from violating the Portfolio Manager's code of ethics. On an annual basis, the Portfolio Manager shall provide a written report to the Fund describing any issues arising under its code of ethics or procedures since the last report was so submitted, including information about material violations of the code or procedures and any action taken in response to such violations. Upon the written request of the Fund, the Portfolio Manager shall permit the Fund to examine the reports required to be maintained by the Portfolio Manager under Rule l7j-l(c)(l).

D. Upon request, the Portfolio Manager will promptly supply the Trust with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Trust may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents relating to the Fund required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated March 4, 1993, as amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty Variable Investment Trust refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust or the Fund, but only the assets of the Fund are liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust or the Fund, whether such liability now exists or is hereafter incurred, for claims against the Trust estate, but shall look for payment solely to the assets of the Fund or any successor thereto.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Trust, on behalf of the Fund, which amendment, other than amendments to Schedules A and B (which may be amended by the Fund Manager acting alone), is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

15. Effective Date; Term. This Agreement shall continue in effect until July 31, 2003, and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Trust on behalf of the Fund or the Fund Manager, or ninety
(90) days' written notice to the Trust and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.

IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

LIBERTY VARIABLE INVESTMENT TRUST on its own behalf and on behalf of the Liberty S&P 500 Index Fund, Variable Series



By: ____________________________________
Name:
Title:

COLONIAL MANAGEMENT ASSOCIATES, INC.



By:  ____________________________________
Name:
Title:


ACCEPTED AND AGREED TO:

SSgA Funds Management, Inc.

By:  ____________________________________
Name: __________________________________
Title: ___________________________________

                                   SCHEDULES:*

                         A. Operational Procedures [omitted]
                         B. Record Keeping Requirements


















* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                   Liberty S&P 500 Index Fund, Variable Series
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.       The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.       The price at which executed;

E.       The time of receipt of a report of execution; and

F.       The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.




















(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

--------
1 "S&P 500 Index" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by Liberty Funds Distributor, Inc.

                         COLONIAL STRATEGIC INCOME FUND,
                                 VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2. In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

    (c)  report results to the Advisor and to the Board of Trustees.

3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Sub-Advisor may delegate its investment responsibilities under paragraph 2(b) with respect to the Fund to one or more Persons or companies registered as investment advisors under the Investment Adviser's Act of 1940, as amended, or qualifying as a "bank" within the meaning of such Act and thereby exempted from the requirement to be so registered ("Second-Tier Sub-Advisors"), pursuant to an agreement among the Trust, such Fund, the Advisor, the Sub-Advisor and such Second-Tier Sub-Advisor ("Second-Tier Sub-Advisory Agreement") Each Second-Tier Sub-Advisory Agreement may provide that the Second-Tier Sub-Advisor. subject to the control and supervision of the Trustees, the Advisor and the Sub-Advisor. shall have full investment discretion for the Fund and the Fund's assets or any portion thereof specified by the Sub-Advisor. Any selection of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), except to the extent permitted by any applicable exemptive order of the Securities and Exchange Commission or similar relief, The Sub-Advisor shall be solely responsible for paying the fees of each Second-Tier Sub-Advisor from the fees it collects as provided in paragraph 5 below.

5. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of 0.45% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

6. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

7. This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course or connection with rendering services hereunder.

10. The Fund may use the name "Colonial," or any other name derived from the name "Colonial," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Colonial," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

11. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

COLONIAL MANAGEMENT ASSOCIATES, INC.


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                       COLONIAL U.S. GROWTH & INCOME FUND,
                                 VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2. In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

    (c)  report results to the Advisor and to the Board of Trustees.

3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Sub-Advisor may delegate its investment responsibilities under paragraph 2(b) with respect to the Fund to one or more Persons or companies registered as investment advisors under the Investment Adviser's Act of 1940, as amended, or qualifying as a "bank" within the meaning of such Act and thereby exempted from the requirement to be so registered ("Second-Tier Sub-Advisors"), pursuant to an agreement among the Trust, such Fund, the Advisor, the Sub-Advisor and such Second-Tier Sub-Advisor ("Second-Tier Sub-Advisory Agreement") Each Second-Tier Sub-Advisory Agreement may provide that the Second-Tier Sub-Advisor. subject to the control and supervision of the Trustees, the Advisor and the Sub-Advisor. shall have full investment discretion for the Fund and the Fund's assets or any portion thereof specified by the Sub-Advisor. Any selection of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), except to the extent permitted by any applicable exemptive order of the Securities and Exchange Commission or similar relief, The Sub-Advisor shall be solely responsible for paying the fees of each Second-Tier Sub-Advisor from the fees it collects as provided in paragraph 5 below.

5. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

6. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

7. This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course or connection with rendering services hereunder.

10. The Fund may use the name "Colonial," or any other name derived from the name "Colonial," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Colonial," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

11. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

COLONIAL MANAGEMENT ASSOCIATES, INC.


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                    CRABBE HUSON REAL ESTATE INVESTMENT FUND,
                                 VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and CRABBE HUSON GROUP, INC,, a Massachusetts corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2. In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

     (c)  report results to the Advisor and to the Board of Trustees.

3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of 0.80% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

5. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

6. This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course or connection with rendering services hereunder.

9. The Fund may use the name "Crabbe Huson," or any other name derived from the name "Crabbe Huson," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Crabbe Huson," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

10. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

CRABBE HUSON REAL ESTATE INVESTMENT FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

CRABBE HUSON GROUP, INC.


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                           LIBERTY SELECT VALUE FUND,
                                 VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to LIBERTY SELECT VALUE FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2. In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

    (c)  report results to the Advisor and to the Board of Trustees.

3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

5. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

6. This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course or connection with rendering services hereunder.

9. The Fund may use the name "Liberty," or any other name derived from the name "Liberty," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Liberty," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

10. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

LIBERTY SELECT VALUE FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

COLONIAL MANAGEMENT ASSOCIATES, INC.


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                       LIBERTY VALUE FUND, VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT date November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to LIBERTY VALUE FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES CORP., a Massachusetts corporation ("Adviser"), and COLONIAL MANAGEMENT ASSOCIATES, INC., a Massachusetts corporation (the "Sub-Adviser").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Adviser will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Adviser and the Board of Trustees of the Trust.

2. In carrying out its investment management obligations, the Sub-Adviser shall:

(a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

(b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information; and

(c) report results to the Adviser and to the Board of Trustees.

3. The Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Advisor shall pay the Sub-Adviser a monthly fee at the annual rate of 0.45% the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above.

5. This Agreement shall become effective on the date first written above, and
(a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the Investment Company Act of 1940 (the "1940 Act"); (b) may be terminated without penalty on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Adviser on sixty day's written notice to the Trust.

6. This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of or connection with rendering services hereunder.

9. The Fund may use the name "Liberty," or any other name derived from the name "Liberty," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Liberty," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser, or with any organization which shall have succeeded to the Sub-Adviser's business as an investment adviser.

LIBERTY VALUE FUND,
VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST


By: _______________________________________

COLONIAL MANAGEMENT ASSOCIATES, INC.


By: _______________________________________


LIBERTY ADVISORY SERVICES CORP.


By: _______________________________________

                    LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND,
                                 VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and NEWPORT FUND MANAGEMENT, INC., a Massachusetts corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2. In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

    (c)  report results to the Advisor and to the Board of Trustees.

3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

5. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

6. This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course or connection with rendering services hereunder.

9. The Fund may use the name "Newport," or any other name derived from the name "Newport," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Newport," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

10. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

NEWPORT FUND MANAGEMENT, INC.


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                                                                   Appendix B2

NOTE: The Sub-Advisory Agreements for Liberty All-Star Equity Fund, Variable Series, Liberty S&P 500 Index Fund, Variable Series, Rydex Financial Services Fund, Variable Series and Rydex Health Care Fund, Variable Series are part of the Advisory Agreements for these Funds. Please refer to Appendix B1.

NOTE: Bracketed text appears only in the Sub-Advisory Agreements with the Funds indicated.

                         Form of Sub-Advisory Agreement

[Variation 1 of 3 -- Applicable to all LVIT Funds except Liberty All-Star Equity Fund, Variable Series, Liberty S&P 500 Index Fund, Variable Series, Liberty Value Fund, Variable Series, Rydex Financial Services Fund, Variable Series, Rydex Health Care Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series]

                                    [ ] FUND,
                                 VARIABLE SERIES
                           [ ] SUB-ADVISORY AGREEMENT

AGREEMENT dated [ ], 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to [ ] FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and [ ], a [ ] corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2.In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information: and

    (c)  report results to the Advisor and to the Board of Trustees.

[For Colonial International Fund for Growth, Variable Series, Colonial Strategic Income Fund, Variable Series and Colonial U.S. Growth & Income Fund, Variable
 Series only:

3. The Sub-Advisor may delegate its investment responsibilities under paragraph 2(b) with respect to the Fund to one or more Persons or companies registered as investment advisors under the Investment Adviser's Act of 1940, as amended, or qualifying as a "bank" within the meaning of such Act and thereby exempted from the requirement to be so registered ("Second-Tier Sub-Advisors"), pursuant to an agreement among the Trust, such Fund, the Advisor, the Sub-Advisor and such Second-Tier Sub-Advisor ("Second-Tier Sub-Advisory Agreement") Each Second-Tier Sub-Advisory Agreement may provide that the Second-Tier Sub-Advisor. subject to the control and supervision of the Trustees, the Advisor and the Sub-Advisor. shall have full investment discretion for the Fund and the Fund's assets or any portion thereof specified by the Sub-Advisor. Any selection of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), except to the extent permitted by any applicable exemptive order of the Securities and Exchange Commission or similar relief, The Sub-Advisor shall be solely responsible for paying the fees of each Second-Tier Sub-Advisor from the fees it collects as provided in paragraph 5 below.]

4. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

5. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of [ ]% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

6. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until [ ], and from year to year thereafter so long as approved annually in accordance with the 1940 Act: (b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

7. This Agreement may be amended in accordance with the 1940 Act.

8. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

9. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person. firm or organization, for any act or omission in the course or connection with rendering services hereunder.

10. The Fund may use the name "[ ]," or any other name derived from the name "[ ]," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "[ ]," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

11. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

[              ] FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

[              ]


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                               NEWPORT TIGER FUND,
                                 VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT dated November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to NEWPORT TIGER FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES, a Massachusetts corporation ("`Advisor"), and NEWPORT FUND MANAGEMENT, INC., a Massachusetts corporation (the "Sub-Advisor").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Advisor will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information. as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Advisor and the Board of Trustees of the Trust

2.In carrying out its investment management obligations, the Sub-Advisor shall:

     (a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable:

     (b) purchase and sell securities and other investments for the Fund in accordance with the procedures described inthe Trust's prospectus and statement of additional information: and

    (c)  report results to the Advisor and to the Board of Trustees.

3. The Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Advisor shall pay the Sub-Advisor a monthly fee at the annual rate of 0.70% of the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above. Such fee shall be paid in arrears on or before the 10th day of the next following calendar month.

5. This Agreement shall become effective on the date first written above and (a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the 1940 Act:
(b) may be terminated without penalty on sixty days' written notice to the Sub-Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund: (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Advisor on sixty days' written notice to the Trust.

6. This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares, "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties hereunder, the Sub-Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course or connection with rendering services hereunder.

9. The Fund may use the name "Newport," or any other name derived from the name "Newport," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Advisor. At such time as this Agreement or any extension, renewal or amendment hereof, or each such other similar successor organization agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Newport," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Advisor, or with any organization which shall have succeeded to the Sub-Advisor's business as an investment advisor.

10. The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Fund. The Sub-Advisor further agrees that it shall not seek satisfaction of any such obligation from the shareholders of the Fund, nor from the Trustees or any individual Trustee of the Trust.

NEWPORT TIGER FUND, VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST

By: _______________________________________

NEWPORT FUND MANAGEMENT, INC.


By: _______________________________________



LIBERTY ADVISORY SERVICES CORP.



By: _______________________________________

                 STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES
                             SUB-ADVISORY AGREEMENT

AGREEMENT date November 1, 2001 among LIBERTY VARIABLE INVESTMENT TRUST, a Massachusetts business trust (the "Trust"), with respect to STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES (the "Fund"), LIBERTY ADVISORY SERVICES CORP., a Massachusetts corporation ("Adviser"), and STEIN ROE & FARNHAM INCORPORATED, a Delaware corporation (the "Sub-Adviser").

In consideration of the promises and covenants herein, the parties agree as follows:

1. The Sub-Adviser will manage the investment of the assets of the Fund in accordance with its investment objective, policies and limitations set forth in the Trust's prospectus and statement of additional information, as amended from time to time, and will perform the other services herein set forth, subject to the supervision of the Adviser and the Board of Trustees of the Trust.

2. In carrying out its investment management obligations, the Sub-Adviser shall:

(a) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable;

(b) purchase and sell securities and other investments for the Fund in accordance with the procedures described in the Trust's prospectus and statement of additional information; and

(c) report results to the Adviser and to the Board of Trustees.

3. The Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

4. The Advisor shall pay the Sub-Adviser a monthly fee at the annual rate of 0.45% the average daily net assets of the Fund for managing the investment of the assets of the Fund as provided in paragraph 1 above.

5. This Agreement shall become effective on the date first written above, and
(a) unless otherwise terminated, shall continue until July 31, 2003, and from year to year thereafter so long as approved annually in accordance with the Investment Company Act of 1940 (the "1940 Act"); (b) may be terminated without penalty on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Sub-Adviser on sixty day's written notice to the Trust.

6. This Agreement may be amended in accordance with the 1940 Act.

7. For the purpose of the Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act and exemptions and interpretations issued by the Securities and Exchange Commission under the 1940 Act.

8. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of or connection with rendering services hereunder.

9. The Fund may use the name "Stein Roe," or any other name derived from the name "Stein Roe," only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization that shall have succeeded to the business of the Sub-Adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Fund will cease to use any name derived from the name "Stein Roe," any name similar thereto, or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser, or with any organization which shall have succeeded to the Sub-Adviser's business as an investment adviser.

STEIN ROE GLOBAL UTILITIES FUND,
VARIABLE SERIES
By: LIBERTY VARIABLE INVESTMENT TRUST


By: _______________________________________

STEIN ROE & FARNHAM INCORPORATED

By: _______________________________________


LIBERTY ADVISORY SERVICES CORP.


By: _______________________________________



* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                  Libery All-Star Equity Fund, Variable Series
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.       The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.       The price at which executed;

E.       The time of receipt of a report of execution; and

F.       The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.



(1) Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.




* The Schedules relate to day-to-day operational logistics and to technical compliance matters.

                  Libery All-Star Equity Fund, Variable Series
                           Record Keeping Requirements
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.       The name of the broker;

B. The terms and conditions of the order and of any modifications or cancellation thereof;

C.       The time of entry or cancellation;

D.       The price at which executed;

E.       The time of receipt of a report of execution; and

F.       The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.  Shall include the consideration given to:

(i) The sale of shares of the Fund by brokers or dealers.

(ii) The supplying of services or benefits by brokers or dealers to:

    (a) The Fund;

    (b) The Manager;

    (c) The Portfolio Manager; and

    (d) Any person other than the foregoing.

(iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.   Shall show the nature of the services or benefits made available.

C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.(1)

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted Under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

                            Report of Independent Accountants


To the Board of Trustees and Shareholders of Liberty Variable Investment Trust

In planning and performing our audits of the financial statements of Colonial Global Equity Fund, Variable Series; Colonial High Yield Securities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial International Horizons Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Crabbe Huson Real Estate Investment Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Liberty Newport Japan Opportunities Fund, Variable Series; Liberty S&P 500 Index Fund, Variable Series; Liberty Select Value Fund, Variable Series; Liberty Value Fund, Variable Series; Newport Tiger Fund, Variable Series; Rydex Financial Services Fund, Variable Series; Rydex Health Care Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series (the "Funds") (each a series of Liberty Variable Investment Trust) for the year ended December 31, 2001, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2001.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
February 11, 2002